UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2012

Annual

Repor t

Legg Mason BW

Diversified

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Diversified Large Cap Value Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

October 26, 2012

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened toward the end of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the

IV	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

October 26, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. We believe that avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock and that focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The past year can be characterized by gradual U.S. economic improvement, significant global concerns (particularly the European sovereign debt crisis) and remarkably strong U.S. equity returns. The large cap value market, as defined by the Russell 1000 Value Index1, rose nearly 31% despite a lackluster U.S. economy and global uncertainty. Investor focus on the European sovereign debt crisis vacillated during the reporting period but declined after the region announced plans in early summer to support the banks and provide more unified financial regulation. However, the crisis is far from resolved as Greece is experiencing social upheaval in protest of the austerity imposed by the Greek government and European Union members along with heightened concerns of a Spanish debt default. Concerns over China’s ability to sustain their prior high rates of expansion became reality as consecutive gross domestic product (“GDP”)ii decline prompted monetary easing. Oil prices have remained volatile starting the period at $79.20 with swings from under $78/bbl to almost $110/bbl, closing at $92.19. Continued tensions in the Middle East pushed oil prices upward while slack global demand, especially from China, and increased U.S. natural gas production provided downward price pressure.

2	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Fund overview (cont’d)

The U.S. economy has improved, but remains well below a desired level after partially rebuilding from the devastation of the worst economic recession since the Great Depression. During the reporting period, unemployment declined to 8.1% from 9.0% a year ago, however the September report released in early October, did show a drop to 7.8% — the lowest rate since January 2009. U.S. GDP growth closed the period at an initial estimate of 2.0% after a brief 4.1% strength at the end of 2011. Activity has picked up in housing as the excess inventory has generally cleared and the S&P/Case-Shiller Home Price Indexiii of prices has risen each month since March of this year. Commodity foods, such as corn, increased in price in response to the summer drought in many farming regions of the U.S. Uncertainty about the upcoming “fiscal cliff” and the November election also clouded the market.

Q. How did we respond to these changing market conditions?

A. One key strength in our portfolio process is that when the environment is filled with uncertainty, which is often the case, we follow our investment discipline. We remain aware of the implications of events on specific securities, but do not alter our core focus on value, quality, and favorable sentiment. The stabilizing economic situation in the U.S. along with improvements in housing and home mortgage markets helped strengthen balance sheets giving us confidence to increase our bank and diversified financial weighting after prior avoidance of riskier financial companies.

Performance review

For the twelve months ended September 30, 2012, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 30.03%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 30.92% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 27.74% over the same time frame.

Performance Snapshot as of September 30, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	3.73%	30.03%
Class C	3.29%	29.09%
Class I	3.86%	30.45%
Class IS	3.86%	30.58%
Russell 1000 Value Index	4.16%	30.92%
Lipper Large-Cap Value Funds Category Average[1]	2.09%	27.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 471 funds for the six-month period and among the 456 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	3

lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s prospectus dated January 31, 2012, as supplemented July 3, 2012, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.36%, 2.11%, 1.11% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expense and acquired fund fees and expenses) so that the ratio of expenses, to average net assets is not expected to exceed 1.10% for Class A shares, 1.85% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements are expected to continue until December 31, 2013 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The strongest contributor to our performance came from Consumer Staples driven by the absence of lagging household products such as Proctor & Gamble and a 3% overweight in Food & Staples retailing including strong performance from Wal-Mart. The second largest sector contribution came from the avoidance of defensive Utilities with a 3% underweight in Electric and Multi-Utilities. Utilities overall lagged the strong equity market and our selections outperformed the benchmark. From a factor perspective, our avoidance of companies with high share issuance benefited absolute and relative returns. The environment of low interest rates with high cash levels of corporate balance sheets rewarded companies who were buying back their equity.

Q. What were the leading detractors from performance?

A. Technology was the largest detractor for the trailing year. An average 5% overweight in Technology drove the relative underperformance through large positions in non-benchmark securities. Holdings in IBM and Microsoft returned around 20%, but lagged the near 31% gain of the benchmark. Economic concerns delayed Information Technology (IT) infrastructure expenditures and reduced returns of some low price to earnings tech holdings.

Quality was a factor that detracted from relative returns. Our process tends to result in holdings in higher-quality securities. Our significant overweight relative to the benchmark in the higher quality and higher return on equity (ROE) spectrum of the market detracted as low-quality companies outperformed high-quality by around ten percentage points in 2012.

4	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s investment process over the past year. We remain focused on maintaining a portfolio of quality large cap value oriented securities with favorable momentum characteristics. Various changes in market conditions, security valuations and price behaviors have impacted the portfolio sector holdings. Financial holdings have increased around five percentage points over the past year as balance sheet quality has improved and share issuance has subsided. Sales in pharmaceuticals and health care providers moved the Health Care sector from the largest absolute and most overweight sector a year ago to the third most overweight and nearly tied with Industrials, Energy and Technology for second absolute weight sector at the end of the reporting period. We trimmed Telecommunications from near 4% to around 1% as names in this strong performing sector hit our valuation sell targets. We maintained a balance between defensiveness in an uncertain environment and cyclical exposure to benefit from economic improvements. More recently, the Fund’s portfolio has become slightly more tilted toward cyclical expansion.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 26, 2012

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (6.1%), General Electric Co. (4.7%), Chevron Corp. (4.3%), International Business Machines Corp. (3.7%), Microsoft Corp. (3.6%), Wal-Mart Stores Inc. (3.4%), JPMorgan Chase & Co. (3.1%), Pfizer Inc. (2.9%), Wells Fargo & Co. (2.6%) and Oracle Corp. (2.2%). Please refer to pages 10 through 19 for a list and percentage breakdown of the Fund’s holdings.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	5

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2012 were: Financials (21.2%), Information Technology (15.0%), Health Care (14.4%), Energy (14.2%) and Industrials (14.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

6	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2012 and September 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2012 and held for the six months ended September 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.73%	$1,000.00	$1,037.30	1.18%	$6.01	Class A	5.00%	$1,000.00	$1,019.10	1.18%	$5.96
Class C	3.29	1,000.00	1,032.90	1.95	9.91	Class C	5.00	1,000.00	1,015.25	1.95	9.82
Class I	3.86	1,000.00	1,038.60	0.87	4.43	Class I	5.00	1,000.00	1,020.65	0.87	4.39
Class IS	3.86	1,000.00	1,038.60	0.84	4.28	Class IS	5.00	1,000.00	1,020.80	0.84	4.24

[1]	For the six months ended September 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/12	30.03%	29.09%	30.45%	30.58%
Inception* through 9/30/12	16.66	15.78	17.05	17.16

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/12	22.57%	28.09%	30.45%	30.58%
Inception* through 9/30/12	13.38	15.78	17.05	17.16

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/12)	37.49%
Class C (Inception date of 9/7/10 through 9/30/12)	35.35
Class I (Inception date of 9/7/10 through 9/30/12)	38.42
Class IS (Inception date of 9/7/10 through 9/30/12)	38.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, I and IS shares is September 7, 2010.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2012

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Schedule of investments

September 30, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.2%
Consumer Discretionary — 6.8%
Auto Components — 0.1%
TRW Automotive Holdings Corp.	9,100	$397,761	*
Automobiles — 0.5%
Ford Motor Co.	200,000	1,972,000
Harley-Davidson Inc.	17,000	720,290
Total Automobiles		2,692,290
Diversified Consumer Services — 0.1%
H&R Block Inc.	22,900	396,857
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp.	44,600	1,625,224
Darden Restaurants Inc.	13,400	747,050
Hyatt Hotels Corp., Class A Shares	12,500	501,875	*
Royal Caribbean Cruises Ltd.	16,300	492,423
Total Hotels, Restaurants & Leisure		3,366,572
Household Durables — 0.5%
Jarden Corp.	4,300	227,212
Mohawk Industries Inc.	8,900	712,178	*
Newell Rubbermaid Inc.	21,600	412,344
Stanley Black & Decker Inc.	12,200	930,250
Tupperware Brands Corp.	2,700	144,693
Total Household Durables		2,426,677
Leisure Equipment & Products — 0.3%
Hasbro Inc.	9,700	370,249
Mattel Inc.	27,700	982,796
Total Leisure Equipment & Products		1,353,045
Media — 3.0%
DIRECTV	49,000	2,570,540	*
Gannett Co. Inc.	17,300	307,075
Interpublic Group of Cos. Inc.	32,700	363,624
Omnicom Group Inc.	20,800	1,072,448
Time Warner Inc.	139,000	6,300,870
Viacom Inc., Class B Shares	88,900	4,764,151
Total Media		15,378,708
Multiline Retail — 1.4%
Dillard’s Inc., Class A Shares	2,500	180,800
Kohl’s Corp.	22,600	1,157,572
Macy’s Inc.	77,800	2,926,836

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	11

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Multiline Retail — continued
Target Corp.	48,900	$3,103,683
Total Multiline Retail		7,368,891
Specialty Retail — 0.3%
Advance Auto Parts Inc.	5,300	362,732
Bed Bath & Beyond Inc.	17,400	1,096,200	*
Signet Jewelers Ltd.	6,700	326,692
Total Specialty Retail		1,785,624
Total Consumer Discretionary		35,166,425
Consumer Staples — 5.4%
Beverages — 0.5%
Coca-Cola Enterprises Inc.	22,000	687,940
Constellation Brands Inc., Class A Shares	20,800	672,880	*
Dr. Pepper Snapple Group Inc.	16,400	730,292
Molson Coors Brewing Co., Class B Shares	11,900	536,095
Total Beverages		2,627,207
Food & Staples Retailing — 3.9%
Kroger Co.	47,700	1,122,858
Sysco Corp.	43,300	1,353,991
Wal-Mart Stores Inc.	240,600	17,756,280
Total Food & Staples Retailing		20,233,129
Food Products — 0.7%
Bunge Ltd.	10,900	730,845
Campbell Soup Co.	23,400	814,788
ConAgra Foods Inc.	30,400	838,736
Ingredion Inc.	8,300	457,828
J.M. Smucker Co.	11,000	949,630
Total Food Products		3,791,827
Household Products — 0.1%
Energizer Holdings Inc.	4,800	358,128
Tobacco — 0.2%
Lorillard Inc.	9,800	1,141,210
Total Consumer Staples		28,151,501
Energy — 14.2%
Energy Equipment & Services — 0.4%
National-Oilwell Varco Inc.	15,100	1,209,661
Rowan Cos. PLC, Class A Shares	9,300	314,061	*
RPC Inc.	12,200	145,058
Tidewater Inc.	3,900	189,267
Total Energy Equipment & Services		1,858,047

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 13.8%
Chevron Corp.	190,100	$22,158,056
ConocoPhillips	149,500	8,548,410
Exxon Mobil Corp.	345,000	31,550,250
Marathon Oil Corp.	52,900	1,564,253
Murphy Oil Corp.	10,800	579,852
Occidental Petroleum Corp.	56,700	4,879,602
Plains Exploration & Production Co.	9,900	370,953	*
Tesoro Corp.	9,800	410,620
Valero Energy Corp.	42,000	1,330,560
Whiting Petroleum Corp.	8,200	388,516	*
Total Oil, Gas & Consumable Fuels		71,781,072
Total Energy		73,639,119
Financials — 21.2%
Capital Markets — 3.0%
Ameriprise Financial Inc.	19,200	1,088,448
Bank of New York Mellon Corp.	88,300	1,997,346
BlackRock Inc.	12,300	2,193,090
Eaton Vance Corp.	8,000	231,680
Franklin Resources Inc.	16,700	2,088,669
Goldman Sachs Group Inc.	35,800	4,069,744
Invesco Ltd.	33,300	832,167
Northern Trust Corp.	18,000	835,470
State Street Corp.	40,000	1,678,400
TD Ameritrade Holding Corp.	40,800	627,096
Total Capital Markets		15,642,110
Commercial Banks — 5.5%
BB&T Corp.	55,400	1,837,064
BOK Financial Corp.	5,100	301,410
CIT Group Inc.	16,100	634,179	*
Commerce Bancshares Inc.	7,500	302,475
Cullen/Frost Bankers Inc.	4,600	264,178
East-West Bancorp Inc.	10,600	223,872
Fifth Third Bancorp	68,700	1,065,537
Huntington Bancshares Inc.	64,200	442,980
KeyCorp	70,500	616,170
PNC Financial Services Group Inc.	42,300	2,669,130
SunTrust Banks Inc.	39,000	1,102,530
U.S. Bancorp	156,100	5,354,230

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	13

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Commercial Banks — continued
Wells Fargo & Co.	394,800	$13,632,444
Zions Bancorporation	13,800	285,039
Total Commercial Banks		28,731,238
Consumer Finance — 1.5%
American Express Co.	97,400	5,538,164
Discover Financial Services	40,800	1,620,984
SLM Corp.	35,100	551,772
Total Consumer Finance		7,710,920
Diversified Financial Services — 4.6%
Citigroup Inc.	193,900	6,344,408
JPMorgan Chase & Co.	398,800	16,143,424
Nasdaq OMX Group Inc.	14,900	347,095
NYSE Euronext	14,200	350,030
Principal Financial Group Inc.	25,500	686,970
Total Diversified Financial Services		23,871,927
Insurance — 6.4%
ACE Ltd.	26,900	2,033,640
AFLAC Inc.	35,000	1,675,800
Allstate Corp.	36,200	1,433,882
American Financial Group Inc.	21,400	811,060
American International Group Inc.	47,000	1,541,130	*
Axis Capital Holdings Ltd.	9,500	331,740
Chubb Corp.	61,400	4,683,592
Cincinnati Financial Corp.	12,100	458,469
Everest Re Group Ltd.	4,900	524,104
Fidelity National Financial Inc., Class A Shares	16,800	359,352
Hartford Financial Services Group Inc.	32,600	633,744
HCC Insurance Holdings Inc.	13,400	454,126
Lincoln National Corp.	20,900	505,571
Loews Corp.	87,900	3,626,754
Markel Corp.	1,700	779,433	*
MetLife Inc.	79,400	2,736,124
PartnerRe Ltd.	4,600	341,688
Prudential Financial Inc.	34,700	1,891,497
Reinsurance Group of America Inc.	8,100	468,747
RenaissanceRe Holdings Ltd.	11,100	855,144
Torchmark Corp.	23,100	1,186,185
Travelers Cos. Inc.	73,900	5,044,414

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Validus Holdings Ltd.	8,300	$281,453
W.R. Berkley Corp.	17,000	637,330
Total Insurance		33,294,979
Thrifts & Mortgage Finance — 0.2%
New York Community Bancorp Inc.	32,800	464,448
People’s United Financial Inc.	19,200	233,088
Total Thrifts & Mortgage Finance		697,536
Total Financials		109,948,710
Health Care — 14.4%
Biotechnology — 1.2%
Amgen Inc.	72,000	6,071,040
United Therapeutics Corp.	3,700	206,756	*
Total Biotechnology		6,277,796
Health Care Equipment & Supplies — 3.2%
Baxter International Inc.	42,300	2,548,998
Becton, Dickinson & Co.	17,900	1,406,224
Boston Scientific Corp.	114,700	658,378	*
CareFusion Corp.	16,300	462,757	*
Covidien PLC	37,100	2,204,482
Medtronic Inc.	76,200	3,285,744
St. Jude Medical Inc.	24,700	1,040,611
Stryker Corp.	28,400	1,580,744
Thermo Fisher Scientific Inc.	27,300	1,606,059
Zimmer Holdings Inc.	31,600	2,136,792
Total Health Care Equipment & Supplies		16,930,789
Health Care Providers & Services — 3.2%
Aetna Inc.	41,800	1,655,280
AmerisourceBergen Corp.	18,800	727,748
Cardinal Health Inc.	19,300	752,121
HCA Holdings Inc.	31,900	1,060,675
Laboratory Corporation of America Holdings	11,100	1,026,417	*
McKesson Corp.	40,700	3,501,421
Omnicare Inc.	7,900	268,363
Quest Diagnostics Inc.	12,300	780,189
UnitedHealth Group Inc.	115,900	6,422,019
Universal Health Services Inc., Class B Shares	6,700	306,391
Total Health Care Providers & Services		16,500,624

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	15

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	90,200	$3,044,250
Eli Lilly & Co.	86,700	4,110,447
Endo Pharmaceuticals Holdings Inc.	11,500	364,780	*
Forest Laboratories Inc.	44,300	1,577,523	*
Merck & Co. Inc.	227,600	10,264,760
Mylan Inc.	30,300	739,320	*
Pfizer Inc.	598,800	14,880,180
Warner Chilcott PLC, Class A Shares	18,700	252,450
Total Pharmaceuticals		35,233,710
Total Health Care		74,942,919
Industrials — 14.2%
Aerospace & Defense — 2.5%
General Dynamics Corp.	37,200	2,459,664
Honeywell International Inc.	58,300	3,483,425
L-3 Communications Holdings Inc.	7,800	559,338
Lockheed Martin Corp.	25,700	2,399,866
Northrop Grumman Corp.	29,300	1,946,399
Raytheon Co.	26,400	1,509,024
Rockwell Collins Inc.	8,600	461,304
Total Aerospace & Defense		12,819,020
Air Freight & Logistics — 0.4%
FedEx Corp.	23,500	1,988,570
Airlines — 0.2%
Southwest Airlines Co.	55,500	486,735
United Continental Holdings Inc.	24,800	483,600	*
Total Airlines		970,335
Building Products — 0.1%
Owens Corning Inc.	9,600	321,216	*
Commercial Services & Supplies — 0.1%
Republic Services Inc.	27,300	751,023
Construction & Engineering — 0.2%
KBR Inc.	11,300	336,966
Quanta Services Inc.	14,900	368,030	*
URS Corp.	6,000	211,860
Total Construction & Engineering		916,856
Electrical Equipment — 0.6%
Emerson Electric Co.	54,800	2,645,196
Rockwell Automation Inc.	10,000	695,500
Total Electrical Equipment		3,340,696

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Industrial Conglomerates — 7.4%
3M Co.	53,800	$4,972,196
General Electric Co.	1,072,000	24,345,120
Tyco International Ltd.	34,700	1,952,222
United Technologies Corp.	94,500	7,398,405
Total Industrial Conglomerates		38,667,943
Machinery — 2.3%
Cummins Inc.	14,600	1,346,266
Deere & Co.	31,000	2,557,190
Dover Corp.	13,700	815,013
Eaton Corp.	15,800	746,708
Illinois Tool Works Inc.	35,000	2,081,450
Ingersoll-Rand PLC	20,900	936,738
Kennametal Inc.	6,000	222,480
Lincoln Electric Holdings Inc.	6,100	238,205
PACCAR Inc.	26,400	1,056,660
Parker Hannifin Corp.	12,100	1,011,318
Snap-on Inc.	4,300	309,041
Timken Co.	7,000	260,120
WABCO Holdings Inc.	4,800	276,816	*
Total Machinery		11,858,005
Professional Services — 0.1%
Dun & Bradstreet Corp.	3,900	310,518
Road & Rail — 0.3%
CSX Corp.	77,700	1,612,275
Total Industrials		73,556,457
Information Technology — 15.0%
Communications Equipment — 1.5%
Cisco Systems Inc.	396,300	7,565,367
Harris Corp.	8,400	430,248
Total Communications Equipment		7,995,615
Electronic Equipment, Instruments & Components — 0.4%
Agilent Technologies Inc.	26,000	999,700
Avnet Inc.	21,200	616,708	*
Jabil Circuit Inc.	14,900	278,928
Molex Inc.	12,300	323,244
Total Electronic Equipment, Instruments & Components		2,218,580
Internet Software & Services — 0.2%
Yahoo! Inc.	65,100	1,039,973	*

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	17

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
IT Services — 4.0%
Fidelity National Information Services Inc.	22,700	$708,694
International Business Machines Corp.	91,700	19,023,165
Western Union Co.	46,400	845,408
Total IT Services		20,577,267
Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials Inc.	98,700	1,101,985
Avago Technologies Ltd.	18,300	638,030
Intel Corp.	404,000	9,162,720
KLA-Tencor Corp.	12,700	605,854
Texas Instruments Inc.	90,100	2,482,255
Total Semiconductors & Semiconductor Equipment		13,990,844
Software — 6.2%
CA Inc.	74,900	1,929,798
Microsoft Corp.	626,600	18,660,148
Oracle Corp.	360,200	11,342,698
Total Software		31,932,644
Total Information Technology		77,754,923
Materials — 2.7%
Chemicals — 1.9%
Air Products & Chemicals Inc.	15,300	1,265,310
Albemarle Corp.	6,700	352,956
Ashland Inc.	5,800	415,280
CF Industries Holdings Inc.	4,700	1,044,528
E.I. du Pont de Nemours & Co.	69,500	3,493,765
Huntsman Corp.	13,300	198,569
Mosaic Co.	23,100	1,330,791
NewMarket Corp.	1,000	246,480
PPG Industries Inc.	11,700	1,343,628
Total Chemicals		9,691,307
Containers & Packaging — 0.5%
Ball Corp.	27,700	1,171,987
Bemis Co. Inc.	7,500	236,025
Crown Holdings Inc.	14,300	525,525	*
Rock-Tenn Co., Class A Shares	5,100	368,118
Sonoco Products Co.	9,200	285,108
Total Containers & Packaging		2,586,763
Metals & Mining — 0.1%
Nucor Corp.	11,800	451,468
Reliance Steel & Aluminum Co.	7,000	366,450
Total Metals & Mining		817,918

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Paper & Forest Products — 0.2%
International Paper Co.	32,700	$1,187,664
Total Materials		14,283,652
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.9%
AT&T Inc.	137,000	5,164,900
Wireless Telecommunication Services — 0.1%
MetroPCS Communications Inc.	26,300	307,973	*
Total Telecommunication Services		5,472,873
Utilities — 3.3%
Electric Utilities — 1.7%
American Electric Power Co. Inc.	33,300	1,463,202
Edison International	42,000	1,918,980
Entergy Corp.	12,400	859,320
FirstEnergy Corp.	31,300	1,380,330
NextEra Energy Inc.	27,400	1,927,042
NV Energy Inc.	32,500	585,325
Pepco Holdings Inc.	16,400	309,960
Pinnacle West Capital Corp.	7,900	417,120
Total Electric Utilities		8,861,279
Gas Utilities — 0.1%
Atmos Energy Corp.	8,900	318,531
Energen Corp.	7,500	393,075
Total Gas Utilities		711,606
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	57,600	631,872	*
Multi-Utilities — 1.3%
Alliant Energy Corp.	9,400	407,866
Ameren Corp.	18,100	591,327
Consolidated Edison Inc.	13,800	826,482
DTE Energy Co.	20,400	1,222,776
Integrys Energy Group Inc.	7,000	365,400
MDU Resources Group Inc.	14,500	319,580
OGE Energy Corp.	4,200	232,932
Public Service Enterprise Group Inc.	37,800	1,216,404
Sempra Energy	16,700	1,076,983
TECO Energy Inc.	19,900	353,026
Total Multi-Utilities		6,612,776

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	19

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Water Utilities — 0.1%
American Water Works Co. Inc.	13,000	$481,780
Total Utilities		17,299,313
Total Investments — 98.2% (Cost — $432,921,006#)		510,215,892
Other Assets in Excess of Liabilities — 1.8%		9,112,841
Total Net Assets — 100.0%		$519,328,733

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $432,976,105.

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Statement of assets and liabilities

September 30, 2012

Assets:
Investments, at value (Cost — $432,921,006)	$510,215,892
Receivable for securities sold	20,475,781
Dividends and interest receivable	653,623
Receivable for Fund shares sold	188,415
Prepaid expenses	64,538
Total Assets	531,598,249

Liabilities:
Payable for securities purchased	9,651,477
Due to custodian	2,123,741
Investment management fee payable	322,774
Payable for Fund shares repurchased	127,328
Service and/or distribution fees payable	278
Accrued expenses	43,918
Total Liabilities	12,269,516
Total Net Assets	$519,328,733

Net Assets:
Par value (Note 7)	$322
Paid-in capital in excess of par value	417,719,743
Undistributed net investment income	6,382,121
Accumulated net realized gain on investments	17,931,661
Net unrealized appreciation on investments	77,294,886
Total Net Assets	$519,328,733

Shares Outstanding:
Class A	40,708
Class C	11,064
Class I	186,980
Class IS	31,959,630

Net Asset Value:
Class A (and redemption price)	$16.13
Class C*	$16.00
Class I (and redemption price)	$16.13
Class IS (and redemption price)	$16.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.11

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	21

Statement of operations

For the Year Ended September 30, 2012

Investment Income:
Dividends	$12,805,430
Interest	4,431
Less: Foreign taxes withheld	(15,960)
Total Investment Income	12,793,901

Expenses:
Investment management fee (Note 2)	3,662,520
Fees recaptured by investment manager (Note 2)	129,426
Trustees’ fees	64,740
Legal fees	59,921
Fund accounting fees	53,491
Shareholder reports	36,937
Audit and tax	32,398
Registration fees	26,995
Transfer agent fees (Note 5)	9,980
Insurance	8,374
Custody fees	5,413
Service and/or distribution fees (Notes 2 and 5)	2,116
Miscellaneous expenses	32,820
Total Expenses	4,125,131
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,083)
Net Expenses	4,124,048
Net Investment Income	8,669,853

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	18,239,049
Change in Net Unrealized Appreciation (Depreciation) from Investments	100,509,993
Net Gain on Investments	118,749,042
Increase in Net Assets from Operations	$127,418,895

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2012	2011

Operations:
Net investment income	$8,669,853	$3,170,887
Net realized gain	18,239,049	5,792,002
Change in net unrealized appreciation (depreciation)	100,509,993	(27,840,355)
Increase (Decrease) in Net Assets From Operations	127,418,895	(18,877,466)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,000,007)	(800,010)
Net realized gains	(6,062,126)	(242,978)
Decrease in Net Assets From Distributions to Shareholders	(11,062,133)	(1,042,988)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	54,973,029	377,991,589
Reinvestment of distributions	11,062,133	1,041,713
Cost of shares repurchased	(103,032,859)	(41,520,992)
Increase (Decrease) in Net Assets From Fund Share Transactions	(36,997,697)	337,512,310
Increase in Net Assets	79,359,065	317,591,856

Net Assets:
Beginning of year	439,969,668	122,377,812
End of year*	$519,328,733	$439,969,668
* Includes undistributed net investment income of:	$6,382,121	$2,712,275

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.20	0.15	0.02
Net realized and unrealized gain	3.55	0.02	0.50
Total income from operations	3.75	0.17	0.52

Less distributions from:
Net investment income	(0.09)	(0.02)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.27)	(0.04)	—

Net asset value, end of year	$16.13	$12.65	$12.52
Total return[3]	30.03%	1.35%	4.33%

Net assets, end of year (000s)	$656	$156	$104

Ratios to average net assets:
Gross expenses	1.38%	1.43%	2.19%[4]
Net expenses[5,6]	1.22 [7]	1.30	1.27 [4]
Net investment income	1.31	1.10	1.98 [4]

Portfolio turnover rate	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2013, but may be terminated at any time by the manager.

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.09	0.05	0.01
Net realized and unrealized gain	3.53	0.01	0.51
Total income from operations	3.62	0.06	0.52

Less distributions from:
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.18)	(0.02)	—

Net asset value, end of year	$16.00	$12.56	$12.52
Total return[3]	29.09%	0.50%	4.33%

Net assets, end of year (000s)	$177	$71	$104

Ratios to average net assets:
Gross expenses	2.11%	2.18%	2.94%[4]
Net expenses[5,6]	1.99 [7]	2.05	2.02 [4]
Net investment income	0.62	0.33	1.23 [4]

Portfolio turnover rate	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2013, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.24	0.20	0.02
Net realized and unrealized gain	3.56	0.00 [3]	0.51
Total income from operations	3.80	0.20	0.53

Less distributions from:
Net investment income	(0.14)	(0.06)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.32)	(0.08)	—

Net asset value, end of year	$16.13	$12.65	$12.53
Total return[4]	30.45%	1.62%	4.42%

Net assets, end of year (000s)	$3,015	$65	$105

Ratios to average net assets:
Gross expenses	0.94%	1.18%	1.94%[5]
Net expenses[6,7]	0.88 [8]	0.95	0.92 [5]
Net investment income	1.60	1.43	2.33 [5]

Portfolio turnover rate	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement is expected to continue until December 31, 2013, but may be terminated at any time by the manager.

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010[2]

Net asset value, beginning of year	$ 12.65	$ 12.53	$ 12.00

Income from operations:
Net investment income	0.26	0.22	0.02
Net realized and unrealized gain	3.55	0.00 [3]	0.51
Total income from operations	3.81	0.22	0.53

Less distributions from:
Net investment income	(0.15)	(0.08)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.33)	(0.10)	—

Net asset value, end of year	$16.13	$12.65	$12.53
Total return[4]	30.58%	1.72%	4.42%

Net assets, end of year (000s)	$515,481	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.84%	0.94%	1.70%[5]
Net expenses[6]	0.84	0.85 [7]	0.82 [5,7]
Net investment income	1.78	1.58	2.40 [5]

Portfolio turnover rate	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

28	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Notes to financial statements (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	29

The following is a summary of the inputs used in valuing the Fund’s assets at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$510,215,892	—	—	$510,215,892

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	31

statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of voluntary expense limitation arrangements, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class C and Class I shares did not exceed 1.10%, 1.85% and 0.85%, respectively. These arrangements are expected to continue until December 31, 2013, but may be terminated at any time by the investment manager.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class C, Class I and Class IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

32	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended September 30, 2012, fees waived and/or expenses reimbursed amounted to $1,083.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 30, 2014	$136	$98	$179	$91,149
Expires September 30, 2015	458	163	462	—
Fee waivers/expense reimbursements subject to recapture	$594	$261	$641	$91,149

For the year ended September 30, 2012, LMPFA recaptured $52, $45, $96 and $129,233 for Class A, Class C, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2012, LMIS and its affiliates received sales charges of approximately $91 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2012, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2012, Legg Mason and its affiliates owned 99.3% of the Fund.

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	33

3. Investments

During the year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$182,951,297
Sales	226,455,039

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,407,831
Gross unrealized depreciation	(2,168,044)
Net unrealized appreciation	$77,239,787

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$756	$859
Class C	1,360	353
Class I	—	624
Class IS	—	8,144
Total	$2,116	$9,980

For the year ended September 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$458
Class C	163
Class I	462
Class IS	—
Total	$1,083

34	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2012	Year Ended September 30, 2011
Net Investment Income:
Class A	$1,184	$141
Class C	—	—
Class I	1,244	537
Class IS	4,997,579	799,332
Total	$5,000,007	$800,010

Net Realized Gains:
Class A	$2,393	$199
Class C	1,537	199
Class I	946	199
Class IS	6,057,250	242,381
Total	$6,062,126	$242,978

7. Shares of beneficial interest

At September 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	29,896	$461,767	7,339	$102,857
Shares issued on reinvestment	256	3,577	—	—
Shares repurchased	(1,756)	(25,808)	(3,360)	(50,000)
Net increase	28,396	$439,536	3,979	$52,857

Class C
Shares sold	7,405	$107,777	1,415	$20,091
Shares issued on reinvestment	111	1,537	—	—
Shares repurchased	(2,142)	(31,564)	(4,058)	(58,624)
Net increase (decrease)	5,374	$77,750	(2,643)	$(38,533)

Class I
Shares sold	183,342	$2,807,735	165	$2,441
Shares issued on reinvestment	158	2,190	—	—
Shares repurchased	(1,656)	(24,177)	(3,362)	(50,000)
Net increase (decrease)	181,844	$2,785,748	(3,197)	$(47,559)

Class IS
Shares sold	3,479,157	$51,595,750	27,854,129	$377,866,200
Shares issued on reinvestment	793,544	11,054,829	77,215	1,041,713
Shares repurchased	(7,060,214)	(102,951,310)	(2,927,290)	(41,362,368)
Net increase (decrease)	(2,787,513)	$(40,300,731)	25,004,054	$337,545,545

Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report	35

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$10,698,155	$1,042,988
Net long-term capital gains	363,978	—
Total distributions paid	$11,062,133	$1,042,988

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$15,411,424
Undistributed long-term capital gains — net	9,012,183
Total undistributed earnings	$24,423,607
Other book/tax temporary differences(a)	(54,726)
Unrealized appreciation (depreciation)(b)	77,239,787
Total accumulated earnings (losses) — net	$101,608,668

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended September 30, 2012.

36	Legg Mason BW Diversified Large Cap Value Fund 2012 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 14, 2012

Legg Mason BW Diversified Large Cap Value Fund	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

38	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

Legg Mason BW Diversified Large Cap Value Fund	39

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

40	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Consultant to Legg Mason, Inc. (October 2012 to present) and Chairman of Legg Mason Funds since 2008; formerly: President, CEO, Chairman and Director of Legg Mason, Inc. (2008 to October 2012), President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other directorships held by Trustee during past five years	None

Legg Mason BW Diversified Large Cap Value Fund	41

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

42	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason BW Diversified Large Cap Value Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2012:

Record date:	12/8/2011	12/27/2011
Payable date:	12/9/2011	12/28/2011
Ordinary income:
Qualified dividend income for individuals	50.17%	72.23%
Dividends qualifying for the dividends
received deduction for corporations	49.49%	71.85%
Long-term capital gain dividend	$0.011050	—

Please retain this information for your records.

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/12 SR12-1786

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2011 and September 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,244 in 2011 and $84,600 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,800 in 2011 and $11,100 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011 and $1,494 in 2012, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date:	November 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date:	November 23, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	November 23, 2012